                                                                          FORM 5

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company
                                            )                CHAPTER 11
                                            )                Case No.01-25009 DK
                                            )
                                            )
                     Debtor(s)              )

                            MONTHLY OPERATING REPORT
                     For the Month Ending February 28, 2002

                        FINANCIAL BACKGROUND INFORMATION

1. ACCOUNTING BASIS:                    Cash _______ Accrual   X

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

    Prabhav Maniyar, 1151 Seven Locks Road, Potomac, MD 20854 (301) 610-4300

3. EMPLOYEE INFORMATION:
================================================================================
Number of employees paid this period:               195
--------------------------------------------------------------------------------
Current number of employees:                        193
--------------------------------------------------------------------------------
Gross monthly payroll:*
--------------------------------------------------------------------------------
       Officers, directors, and principals         $ 185,523.00
--------------------------------------------------------------------------------
       Other employees                             $ 712,965.00
--------------------------------------------------------------------------------
All post-petition payroll obligations
including payroll taxes are current                 YES
--------------------------------------------------------------------------------
Exceptions:                                        ____________________________

                                                   ____________________________
================================================================================

* Represents gross payroll processed and paid during the month ending
January 31, 2002. Actual expense incurred during period shown on Form 6.

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF
OPERATIONS since the last reporting period?         NO

                                                                          FORM 5
                                                                       Continued

5. Are all BUSINESS LICENSES or BONDS current?      YES

6. PRE-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A.  Beginning Balance (previous month's           $ 25,436,179.00
    ending balance)
================================================================================
B.  Transfer of BCI to post-petition AR           $ (3,222,664.00)
--------------------------------------------------------------------------------
C.  BCI withholdings
--------------------------------------------------------------------------------
D.  Collected this Period                         $ (37,732.00)
--------------------------------------------------------------------------------
E.  Intercompany billing
--------------------------------------------------------------------------------
F.  Offsets/Credits                               $ (6,852,928.00)
================================================================================
G.  Ending Balance                                $ 15,322,855.00
================================================================================

7. POST-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                               $ 9,063,991.00
================================================================================
B.  Transfer of BCI from pre-petition AR          $ 3,222,664.00
--------------------------------------------------------------------------------
C.  Incurred this Period                          $ 5,750,279.00
--------------------------------------------------------------------------------
D.  Collected this Period                         $ (2,330,343.00)
--------------------------------------------------------------------------------
E.  Intercompany billing                          $ 155,354.00
--------------------------------------------------------------------------------
F.  Offsets / Credits                             $ (330,271.00)
--------------------------------------------------------------------------------
G.  Unbilled revenue adjustment                   $ (39,664.00)
--------------------------------------------------------------------------------
H.  BCI withholdings                              $ (70,940.00)
================================================================================
I.  Ending Balance(1)                             $ 15,421,070.00
================================================================================

Ending Balance Aging (2):

0-30 Days: $ _________________31-60 Days: $___________Over 60 Days:$___________

If there are any post-petition Accounts Receivable over 60 days, provide
Schedule AR giving a listing of such accounts and explaining the delinquencies. See Aging attached to Form 6.

(1) Does not include approximately $142,000,000 in intercompany accounts receivable.
(2) See aging attached to Form 6

8. POST-PETITION ACCOUNTS PAYABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                                $ 6,849,768.00
================================================================================
B.  Incurred this Period                           $ 7,986,609.00
--------------------------------------------------------------------------------
C.  Pay this Period                                $ (6,932,234.00)
--------------------------------------------------------------------------------
D.  Year Ending Journal Entries
================================================================================
E.  Ending Balance                                 $ 7,904,143.00
================================================================================

Ending Balance Aging:

0-30 Days: $ _____________ 31-60 Days: $ ____________Over 60 Days:$____________

If there are any post-petition Accounts Payable over 30 days, provide
Schedule AP giving a listing of such accounts and explaining the delinquencies. - See aging attached to Form 6.

9. TAXES: Are all taxes being paid to the proper taxing authorities when due?
                                     NO (1)

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

(1) The debtor has not yet paid certain pre-petition taxes that it was authorized to pay. In addition, the debtor has not paid certain post-petition taxes that became due and payable during the month ending February 28, 2002.
The debtor is currently reconciling the past due amounts of the post-petition taxes to ensure accuracy and the debtor intends to pay these amounts as soon as the reconciliation is completed.

                                                                          FORM 5
                                                                       Continued

10. BANK ACCOUNTS: Have you changed banks or any other financial institution
during this period?                NO

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are
all all current?                   YES

12.             INSURANCE:                Policy expiration dates:
================================================================================
               Auto and truck                10/1/2002 *
--------------------------------------------------------------------------------
               Fire                          10/1/2002 *
--------------------------------------------------------------------------------
               D&O Insurance                 10/1/2002 *
--------------------------------------------------------------------------------
               Liability                     10/1/2002 *
--------------------------------------------------------------------------------
               Workers Comp.                 10/1/2002 *
================================================================================

* - The insurance policies are held by Startec Global Communication Corporation,
Case No. 01-25013 DK

13. ACTIONS OF DEBTOR: During the last month, did the Debtor:
(a) Fail to defend or opposed any action seeking to dispossess the debtor from control or custody of any asset of the
estate?       NO

         OR  consent to relief from the automatic stay ( S362)?  YES

         If yes, explain: To the limited extent provided in the
Court's orders (1) authorizing DIP financing (Judge's bench ruling occurred on
February 6, 2002 but order not yet entered) and (2) authorizing BCI to adjust
Debtors' accounts in accordance with invoice ready billing agreement (entered
March 13, 2002). Docket attached to parent company's current Monthly Operating
Report.

(b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve
and maintain the going concern value of the assets of the
debtor?        YES

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of Debtor's assets transfer, convey or abandon any of Debtor's assets to another party during the period of this report other than as set forth herein (
including sales by creditors)?       NO

If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets:

Type of Motion           Brief Description of Asset          Projected Income
================================================================================
                                                             $
--------------------------------------------------------------------------------
                                                             $
================================================================================
You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached.  NO

15. PAYMENTS TO SECURED CREDITORS during Reporting Period:
================================================================================
Creditor        Frequency        Amount of         Next          Post-Petition
                   of         Each Payment        Payment         Payments not
                 Payments                          Due           Made: Numbers
                  per                                              and Amounts
                Contract
================================================================================
Allied Capital
Corporation       Monthly     $ 83,655.00        3/1/2002
--------------------------------------------------------------------------------
Allied Capital
Corporation       Monthly     $ 235,755.00       3/1/2002
--------------------------------------------------------------------------------
                              $                   /   /
--------------------------------------------------------------------------------
                              $                  /   /
================================================================================

                                                                          FORM 5
                                                                       Continued

16. PAYMENTS TO PROFESSIONAL (Attorneys, Accountants, Real Estate Agents,
Auctioneers, Appraisers, etc.) during Reporting Period:

Professional                    Service                          Payment Made
================================================================================
                                                                $
--------------------------------------------------------------------------------
                                                                $
--------------------------------------------------------------------------------
                                                                $
--------------------------------------------------------------------------------
                                                                $
================================================================================

Note: If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

                                        Monthly Disbursements:
================================================================================
Month 1 ( current quarter)             $ 7,733,393.00
--------------------------------------------------------------------------------
Month 2 ( current quarter)             $ 7,603,171.00
--------------------------------------------------------------------------------
Month 3 ( current quarter)
================================================================================
Total                                  $ 15,336,564.00
================================================================================

Quarterly Fee Owed $0 (Refer to Fee Calculation Chart on page 16) Fee will be due and payable after March 31, 2002.

18. VERIFICATION
I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated: March 20, 2002                DEBTOR IN POSSESSION
                                      By:               Prabhav Maniyar
                                      Name/Title:       Chief Financial Officer,
                                                        Director and Secretary
                                      Address:          1151 Seven Locks Road
                                                        Potomac, MD  20854
                                      Telephone:        (301) 610-4300

                                      /s/ Prabhav V. Maniyar

        REMINDER: Attach copies of debtor in possession bank statements.

                                                                          FORM 6

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company    )               CHAPTER 11
                                            )               Case No. 01-25009 DK
                                            )
                                            )

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT
                        (Business Debtor, Accrual Basis)
                      For the Month Ended February 28, 2002
                (All figures refer to post-petition transactions)

                                      This Month                Year to Date
================================================================================
A. TOTAL SALES/INCOME                 $ 5,343,380.00       $  10,224,319.00
================================================================================
COST OF SALES:                        $                    $
================================================================================
     Intercompany revenues            $ (1,681,682.00)     $  (3,709,004.00)
--------------------------------------------------------------------------------
     Purchased Services               $ 4,938,897.00       $  10,034,540.00
================================================================================
B. SUBTOTAL Cost of Sales           - $ 3,257,215.00      -$  6,325,536.00
================================================================================
C. GROSS PROFIT (A - B)             = $ 2,086,165.00      =$  3,898,783.00
================================================================================
OPERATING EXPENSES:                                        $
--------------------------------------------------------------------------------
      Salaries and Payroll Taxes      $ 1,067,446.00       $  2,349,861.00
--------------------------------------------------------------------------------
      Employee Benefits               $                    $
--------------------------------------------------------------------------------
      Auto Expenses                   $                    $
--------------------------------------------------------------------------------
      Entertainment                   $                    $
--------------------------------------------------------------------------------
      Insurance (Other)               $                    $
--------------------------------------------------------------------------------
    Office expense                    $ 52,891.00          $ 103,714.00
--------------------------------------------------------------------------------
     Education /Training              $                    $ 163.00
--------------------------------------------------------------------------------
     Professional Fees (Atty. Acct.)  $ 54,923.00          $ 106,131.00
--------------------------------------------------------------------------------
     Rent and Facilities Expense      $ 137,185.00         $ 286,373.00
--------------------------------------------------------------------------------
     Sales and Marketing              $ 224,977.00         $ 43,318.00
--------------------------------------------------------------------------------
     Travel                           $23,869.00           $ 43,318.00
--------------------------------------------------------------------------------
     Other Operating Expenses         $ 20,144.00          $ 21,348.00
--------------------------------------------------------------------------------
     Billing Fees                     $ 80,638.00          $ 189,698.00
--------------------------------------------------------------------------------
     Taxes other than income          $ 1,104.00           $ 1,104.00
--------------------------------------------------------------------------------
     Prior period adjustments -
     yr end closing process           $ 512,346.00         $ 512,346.00
--------------------------------------------------------------------------------
     Allocated to Affiliates          $ (508,731.00)       $ (1,144,587.00)
================================================================================
D.  SUBTOTAL Operating Expenses      -$ 1,666,792.00      -$ 3,232,494.00
================================================================================
E.  PROFIT/LOSS FROM OPERATION       =$ 419,373.00        =$ 666,289.00
    (C-D)
================================================================================
Other Income (Expenses)
--------------------------------------------------------------------------------
     Interest Expense                 $ (347,960.00)       $ (735,283.00)
--------------------------------------------------------------------------------
     Interest Income                  $ 13,424.00          $ 31,920.00
--------------------------------------------------------------------------------
     Depreciation and amortization    $ (1,471,541.00)     $ (2,948,721.00)
--------------------------------------------------------------------------------
     Loss on impairment               $
================================================================================
F. SUBTOTAL Other Income (Expenses)  =$(1,806,077.00)    $ (3,652,084.00)
================================================================================
G. Income Tax Expense                 $
--------------------------------------------------------------------------------
H. Income Tax Expense                 $                    $
================================================================================
I. NET INCOME (LOSS) (G-H)            $ (1,386,704.00)     $ (2,985,795.00)
================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

                                                                          FORM 6
                                                                       Continued

          Case Number 01-25009 Debtor: Startec Global Operating Company
                        SCHEDULE AR (Accounts Receivable)
                             As of February 28, 2002
                    (List Post-Petition Receivables Only)(1)

================================================================================
Debtor (Due From)      Total Due    Date Incurred     Past Due       Past Due
                                                      31-60 Days    Over 60 Days
================================================================================
Retail                 7,424,032        Daily         1,616,070
--------------------------------------------------------------------------------
Commercial             7,997,038        Daily
================================================================================
Total                  15,421,070                     1,616,070
================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(1) Due to voluminous nature of aging reports, accounts receivable aging information is presented in summary form. Detailed agings are available upon request.

          Case Number 01-25009 Debtor: Startec Global Operating Company
                         SCHEDULE AP (Accounts Payable)
                             As of February 28, 2002
                     (List Post-Petition Payables Only) (2)

================================================================================
 Debtor (Due From)     Total Due     Date Incurred     Past Due       Past Due
                                                      31-60 Days    Over 60 Days
================================================================================
Trade vendors         $ 7,904,143.00    Daily          784,038        888,379.00
--------------------------------------------------------------------------------

================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(2) Due to voluminous nature of aging reports, accounts receivable aging information is presented in summary form. Detailed agings are available upon request.

                                                                          FORM 8

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company        )               CHAPTER 11
                                               )              Case N0 1-25009 DK
                                               )
                              Debtors (s)      )

                           CASH RECONCILIATION REPORT
                                Operating Account
                        (Business Debtor, Accrual Basis)

                      For the Month Ending January 31, 2002
                (All figures refer to post-petition transactions)

                                        Operating Account            Totals
================================================================================
A.  Beginning Cash Balance
    from Balance Sheet                                          $ 5,054,696.00
================================================================================
B. Net Income for month                                        +$ (1,386,704.00)
================================================================================
Expenses not requiring cash:
--------------------------------------------------------------------------------
       Depreciation                    $ 1,471,541.00
--------------------------------------------------------------------------------
       Interest expense Paid in Kind   $
--------------------------------------------------------------------------------
       Prior period adjustments        $ 512,346.00
================================================================================
C. SUBTOTAL Expenses Not Requiring
   Cash                                                       +$ 1,983,887.00
================================================================================
D. Total Cash from Operations (A+B+C)                         =$ 5,651,879.00
================================================================================
Other Sources/Uses of Cash:
--------------------------------------------------------------------------------
       Decrease (Incr) - Accounts
       Receivable                        (9,943,763.00)
--------------------------------------------------------------------------------
       Decrease (Incr) - Receivables
       from employees and affiliates     (143,758.00)
--------------------------------------------------------------------------------
       Decrease (Incr) - Other
       receivables                       59,510.00
--------------------------------------------------------------------------------
       Decrease (Incr)
       Prepayments/Deposits              13,319.00
--------------------------------------------------------------------------------
       Decrease (Incr) - Equipment       (46,000.00)
--------------------------------------------------------------------------------
       Increase (Decr) - Accounts
       Payable                           6,476,227.00
--------------------------------------------------------------------------------
       Increase (Decr) - Accrued
       Expenses                          29,056.00
--------------------------------------------------------------------------------
       Interest paid on DIP              (319,410.00)
--------------------------------------------------------------------------------
       Increase (Decr) - Accrued
       Interest - DIP                    208,600.00
--------------------------------------------------------------------------------
       Proceeds from DiP Financing
================================================================================
E. Subtotal Other Sources/Uses of Cash                       +$ (3,666,219.00)
================================================================================
F. Ending Cash Balance (D+E)                                 =$ 1,985,660.00
================================================================================
Ending Balance per Bank Statement:
================================================================================
          SunTrust                                            $ 5,265.00
--------------------------------------------------------------------------------
          First Union - 2065204149108 (Payroll)               $
--------------------------------------------------------------------------------
          Merrill Lynch - 31833072128                         $ 740,095.00
--------------------------------------------------------------------------------
          First Union - 2000007407934 (Lockbox)               $
--------------------------------------------------------------------------------
          First Union - 2000005780268 (operating)             $ 3,172.00
--------------------------------------------------------------------------------
          Merrill Lynch - 878-07946                           $
--------------------------------------------------------------------------------
          First Union - 2000005779826 (Blocked)               $ 82,747.00
--------------------------------------------------------------------------------
          First Union - 76258                                 $ 1,040,000.00
--------------------------------------------------------------------------------
          First Union - 2000005780239                         $
--------------------------------------------------------------------------------
          Huntington Lockbox account                          $ 49,746.00
--------------------------------------------------------------------------------
          Comerica Securities                                 $ 1,002,629.00
--------------------------------------------------------------------------------
          ING Barings Bank Account                            $ 53,115.00
--------------------------------------------------------------------------------
          State Bank of India                                 $ 180,000.00
--------------------------------------------------------------------------------
          Cash on Hand                                        $ 9,500.00
================================================================================
Total Ending Balance per
Bank Statement                           $ 3,166,269.00
================================================================================
Less Outstanding Checks:
--------------------------------------------------------------------------------
          First Union 2065204149108 (Payroll)                 $ 93,115.00
--------------------------------------------------------------------------------
          First Union - 2000005780268 (operating)             $ 1,053,533.00
--------------------------------------------------------------------------------
          First Union - 2000005780239                         $ 33,961.00
--------------------------------------------------------------------------------
Total Outstanding Checks                 $ 1,180,609.00
--------------------------------------------------------------------------------
Add Deposits in Transit                  $
================================================================================
G. RECONCILED BANK BALANCE                                  =$ 1,985,660.00
================================================================================

    Ending Cash Balance (F) and Reconciled Bank Balance (G) Should be Equal.
                             Attach Bank Statements.

                                                                          FORM 9

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company       )                CHAPTER 11
                                              )                Case N01-25009 DK
                                              )
                         Debtors (s)          )

                           CASH RECONCILIATION REPORT
                            Payroll and Tax Accounts
                        (Business Debtor, Accrual Basis)

                     For the Month Ending February 28, 2002
                (All figures refer to post-petition transactions)

                                        Payroll Account           Tax Account
================================================================================
A.  Beginning Cash Balance
    from Balance Sheet                   $ (93,416.28)         $
--------------------------------------------------------------------------------
B. Cash Receipts                        +$                    +$
--------------------------------------------------------------------------------
C. Transfers from Operating
   Accounts                             +$ 56,413.02          +$
--------------------------------------------------------------------------------
D. Other:                               +$                    +$
--------------------------------------------------------------------------------
E. Other:                               +$                    +$
================================================================================
F. TOTAL CASH RECEIPTS
   (A+B+C+D+E)                          =$ (37,003.26)        =$
================================================================================
G. Cash Available
--------------------------------------------------------------------------------
Cash Disbursements:
--------------------------------------------------------------------------------
       Gross Payroll for this Period    -$
--------------------------------------------------------------------------------
       Employee Benefits Paid           -$                   -$
--------------------------------------------------------------------------------
       Net Payroll Paid                 -$ 56,111.95         -$
--------------------------------------------------------------------------------
       Transfers to Tax Account         -$                   -$
--------------------------------------------------------------------------------
       Taxes Deposited/pd
       During Period:                   -$                   -$
--------------------------------------------------------------------------------
       Employees Share of FICA Tax      -$                   -$
--------------------------------------------------------------------------------
       Employer's Share of FICA Tax     -$                   -$
--------------------------------------------------------------------------------
       Employees' Federal Income Tax    -$                   -$
--------------------------------------------------------------------------------
       Employees' State Income Tax      -$                   -$
--------------------------------------------------------------------------------
       Unemployment Tax                 -$                   -$
--------------------------------------------------------------------------------
       Unrecorded Bank Service Charges  -$                   -$
--------------------------------------------------------------------------------
       Other:                           -$                   -$
================================================================================
H. SUBTOTAL Disbursements               -$ 56,111.95         -$
================================================================================
I. Ending Cash Balance (F+G-H)           $ (93,115.21)        $
--------------------------------------------------------------------------------
       Ending Balance per
       Bank Statement                   +$                    $
--------------------------------------------------------------------------------
       Less Outstanding Checks          -$ (93,115.21)        $
--------------------------------------------------------------------------------
       Add Deposits in Transit          +$
--------------------------------------------------------------------------------
J. RECONCILED BANK BALANCE             =$ (93,115.21)       =$
================================================================================

   Ending Cash Balance (I) and Reconciled Bank Balance (J) Should be Equal.
                             Attach Bank Statements.

                                                                         FORM 10

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company             )       CHAPTER 11
                                                     )       Case No.01-25009 DK
                                                     )
                                                     )

                                  BALANCE SHEET
                             As of February 28, 2002

                                              Asset                   Total
================================================================================
Current Assets:
--------------------------------------------------------------------------------
     Cash                                 $ 1,985,660.00
--------------------------------------------------------------------------------
     Pre-Petition Acct. Receivables       $ 15,322,855.00
--------------------------------------------------------------------------------
     Post-Petition Acct. Receivables      $ 15,421,070.00
--------------------------------------------------------------------------------
     Allowance for Doubtful Accounts      $ (12,865,902.00)
--------------------------------------------------------------------------------
     Receivables from Officers,
     Employees, Affiliates                $ 142,799,110.00
--------------------------------------------------------------------------------
     Other Current Assets:
--------------------------------------------------------------------------------
           Deposits                       $ 1,144,105.00
--------------------------------------------------------------------------------
           Prepaids                       $ 4,894,270.00
--------------------------------------------------------------------------------
           Other Accounts Receivable      $ 838,713.00
================================================================================
A. SUBTOTAL Current Assets                                   $ 169,539,881.00
================================================================================
Fixed Assets:
--------------------------------------------------------------------------------
     Equipment, Furniture & Fixtures      $ 121,845,163.00
--------------------------------------------------------------------------------
     Less:  Accumulated Depreciation      $ (37,285,120.00)
================================================================================
B. SUBTOTAL Fixed Assets                                     $ 84,560,043.00
================================================================================
Other Assets:  (Identify)
--------------------------------------------------------------------------------
     Licenses and other intangibles       $ 25,604.00
--------------------------------------------------------------------------------
     Restricted securities                $
================================================================================
C. SUBTOTAL  Other Assets                                    $ 25,604.00
================================================================================
D. TOTAL ASSETS (A+B+C) (1)                                  $ 254,125,528.00
================================================================================

                                            Liability               Total
================================================================================
Post-Petition Liabilities:
--------------------------------------------------------------------------------
     Accounts Payable                       $ 7,904,143.00
--------------------------------------------------------------------------------
     Accrued expenses                       $ 1,086,494.00
--------------------------------------------------------------------------------
     DIP Financing                          $ 22,745,324.00
================================================================================
E. SUBTOTAL Post-Petition Liabilities                          $ 31,735,961.00
================================================================================
Pre-Petition Liabilities:
--------------------------------------------------------------------------------
     Priority Claims (3)
--------------------------------------------------------------------------------
     Secured Debts (2), (4)                 $ 14,626,739.00
--------------------------------------------------------------------------------
     Unsecured Liabilities                  $ 46,576,716.00
================================================================================
F. SUBTOTAL Pre-Petition Liabilities                           $ 61,203,455.00
================================================================================
Stockholders' Equity (Deficit):
--------------------------------------------------------------------------------
     Common Stock
--------------------------------------------------------------------------------
     Unearned Compensation                  $ 4,225.00
--------------------------------------------------------------------------------
     Accumulated Other Comprehensive Loss   $ (115,844.00)
--------------------------------------------------------------------------------
     Additional Paid-in Capital             $ 198,003,765.00
--------------------------------------------------------------------------------
     Retained Earnings (deficit):
--------------------------------------------------------------------------------
           Pre-Petition                     $ (32,914,267.00)
--------------------------------------------------------------------------------
           Post-Petition                    $ (3,791,767.00)
================================================================================
G. SUBTOTAL Stockholders' Equity                               $ 161,186,112.00
================================================================================
H. TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (E+F+G)          $ 254,125,528.00
================================================================================

(1) Represents the carrying value of assets. Does not include any adjustments to reflect current market value or any adjustments associated with our audit for the year ending December 31, 2001.

(2) The debtor has pledged as collateral all of its assets to secure a debt owed by the debtor's parent company to NTFC Capital Corporation. The balance of this obligation (including unpaid interest) was approximately $40 million as of
February 28, 2002.

(3) In the debtor's Schedule of Assets and Liabilities, the debtor acknowledged the existence of priority claims, however the amount is unknown as of February
28, 2002.

(4) Startec Global Operating Company and Startec Global Licensing Company are
jointly indebted to Allied for $20.0 million in principal amount (the "Allied
Facility"). A portion of the Allied Facility equal to $10 million is jointly secured by the accounts receivable of Startec Operating and Startec Licensing
(subordinate to NTFC's lien thereon), and the remaining $10 million is unsecured
For bookkeeping purposes, the debt is divided evenly between the co-debtors.

                                                                         FORM 12

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company            )        CHAPTER 11
                                                    )        Case No.01-25009 DK
                                                    )
                                                    )

                        Cash Disbursements Summary Report
                     For the Month Ending February 28, 2002

================================================================================
Total Disbursements from Operating Account  (Note 1)         $ 7,506,437.00
--------------------------------------------------------------------------------
Total Disbursements from Self Funded Medical
Insurance Account                                            $ 40,622.00
--------------------------------------------------------------------------------
Total Disbursements from Payroll Account  (Note 2)           $ 56,112.00
--------------------------------------------------------------------------------
Total Disbursements from Tax Escrow Account  (Note 3)        $
--------------------------------------------------------------------------------
Total Disbursements from other Account  (Note 4)             $
--------------------------------------------------------------------------------
Grand Total Disbursements from all Accounts                  $ 7,603,171.00
================================================================================

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtor's behalf (for example, disbursements made from a law firm's escrow account as a result of a sale of property.)